UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 29, 2018

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Franklin Street, 7th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF 2018 ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Meeting of Stockholders of the Company was held on June 29, 2018. For more information about the proposals set forth below, please see the Company's definitive Proxy Statement filed with the SEC on April 27, 2018. A total of 3,161,626 (or approximately 88.91%) of the Company's shares issued, outstanding and entitled to vote at the 2018 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2018 Annual Meeting of Stockholders.

(1)           Proposal 1 - Election of Directors: Election of six nominees to the Company's Board of Directors for a one-year term expiring at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Withhold	Broker Non-Votes
Martin Barber	1,304,240	54,152	1,803,234
Philip S. Cottone	1,195,535	162,857	1,803,234
Richard J. DeAgazio	1,303,395	54,997	1,803,234
David G. Gaw	1,347,806	10,586	1,803,234
Pendleton P. White, Jr.	1,240,101	118,291	1,803,234
Jeffrey E. Witherell	1,238,767	119,629	1,803,234

Each nominee was elected by the Company's stockholders, as recommended by the Company's Board of Directors.

(2)           Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee's appointment of Marcum, LLP as the Company's independent registered public accounting firm for fiscal year 2019:

•	For: 3,024,519
•	Against: 8,011
•	Abstain: 129,096

Proposal 2 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.

(3)           Proposal 3 - Advisory vote on executive compensation.

•	For: 1,162,102
•	Against: 45,516
•	Abstain: 150,774
•	Broker Non-Votes: 1,803,234

Proposal 3 was approved by the Company’s stockholders, as recommended by the Company’s Board of Directors.

(4)           Proposal 4 – Advisory vote on the frequency of holding future advisory votes on Say-on-Pay. Approval of the frequency of holding future advisory vote on Say-on-Pay:

•	1 Year: 269,026
•	2 Years: 241,552
•	3 Years: 900,399
•	Abstain: 147,415

The frequency of 3 years was approved by the Company’s stockholders, as recommended by the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: July 5, 2018	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer